UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2018

Array BioPharma Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16633	84-1460811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Walnut Street, Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

(303) 381-6600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
Section 13(a) of the Exchange Act.  ☐

 Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 9, 2018, the Board of Directors of Array BioPharma Inc. (the “Company”) approved an amendment, subject to stockholder approval, to the Company’s Certificate of Incorporation to increase the number of shares of common stock reserved for issuance by the Company from 280,000,000 to 340,000,000. On October 25, 2018, the stockholders of the Company approved this amendment at the Company’s 2018 Annual Meeting of Stockholders (the “Annual Meeting”). The Certificate of Amendment to the Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on October 25, 2018, and became effective upon filing. A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07    Submission of Matters To a Vote of Security Holders.

On October 25, 2018, the Company held its Annual Meeting. Below are detailed voting results on each matter voted on at the Annual Meeting, which are described in detail in the Company’s definitive proxy statement for the Annual Meeting.

Proposal 1: The Company’s stockholders elected two Class III Directors, each to serve for a three-year term expiring at the 2021 annual meeting of stockholders and until their respective successors have been duly elected and qualified. The votes regarding this proposal were as follows:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Charles M. Baum, M.D., Ph.D.	107,451,910	48,847,479	5,344,731	29,443,676
Gwen A. Fyfe, M.D.	155,409,566	893,675	5,340,879	29,443,676

Proposal 2: The Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the number of shares of common stock authorized for issuance by the Company from 280,000,000 to 340,000,000 shares. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
175,614,538	9,137,739	6,335,519	—

Proposal 3: The Company’s stockholders approved the advisory vote on the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
152,819,326	3,302,939	5,521,855	29,443,676

Proposal 4: The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2019. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
184,056,112	1,487,588	5,544,096	—

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, dated October 25, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2018	Array BioPharma Inc.

	By:	/s/ Jason Haddock
Jason Haddock
Chief Financial Officer